Property and Equipment, net	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Property and Equipment, net
Property and Equipment, net
Property and equipment, net consisted of the following:

	December 31, 2016	December 31, 2015
	(in millions)
Land	$501	$531
Buildings and leasehold improvements	413	239
Equipment	427	585
Construction in progress	127	11
Total property and equipment	1,468	1,366
Less: accumulated depreciation	280	110
Property and equipment, net	$1,188	$1,256

Depreciation expense on property and equipment was $63 million, $65 million and $20 million for the years ended December 31, 2016 and 2015, and the Successor period September 1, 2014 through December 31, 2014, respectively. Depreciation expense for the Predecessor period January 1, 2014 through August 31, 2014 was $7 million.